Exhibit 24
                      POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors of Aluminum Company of America (the "Company") hereby constitute and appoint JAN H. M. HOMMEN, HOWARD W. BURDETT, EARNEST J. EDWARDS and BARBARA S. JEREMIAH, or any of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the Company's Annual Report on Form 10-K for 1994, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Directors of the Company to the Company's Annual Report on Form 10-K for 1994 to be filed with the Securities and Exchange Commission and to any instruments or documents filed as part of or in connection with any such Form 10-K; and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.


/s/KENNETH W. DAM                       January 13, 1995
Kenneth W. Dam

/s/JOHN P. DIESEL                       January 13, 1995
John P. Diesel

/s/JOSEPH T. GORMAN                     January 13, 1995
Joseph T. Gorman

/s/JUDITH M. GUERON                     January 13, 1995
Judith M. Gueron

/s/RONNIE C. HAMPEL                     January 13, 1995
Ronnie C. Hampel

/s/JOHN P. MULRONEY                     January 13, 1995
John P. Mulroney

/s/SIR ARVI PARBO                       January 13, 1995
Sir Arvi Parbo

/s/HENRY B. SCHACHT                     January 13, 1995
Henry B. Schacht

/s/FORREST N. SHUMWAY                   January 13, 1995
Forrest N. Shumway

/s/FRANKLIN A. THOMAS                   January 13, 1995
Franklin A. Thomas

/s/MARINA v.N. WHITMAN                  January 13, 1995
Marina v.N. Whitman

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